UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 17, 2012 (Date of earliest event reported)
Corcept Therapeutics Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50679 (Commission File Number)	77-0487658 (IRS Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA (Address of principal executive offices)		94025 (Zip Code)
650-327-3270 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 21, 2012, our Board of Directors approved cash bonus payments to our officers and employees in recognition of the approval by the U.S. Food and Drug Administration (FDA) of Korlym™ (mifepristone) 300 mg Tablets, which is discussed in Item 8.01 below.

The bonus amounts approved for our named executive officers and the Chairman of our Board are as follows:
                                                                                    Amount of
       Name                                       Title                               Bonus
-----------------------    -------------------------------------------------------  ----------
Joseph K. Belanoff, M.D.   Chief Executive Officer                                    $481,097
Robert L. Roe, M.D.        President and Secretary                                    $443,369
James N. Wilson            Chairman of the Board                                      $192,439
Steven Lo                  Vice President, Commercialization                          $159,135
G. Charles Robb            Chief Financial Officer                                     $77,250
Anne M. LeDoux             Vice President, Controller and Chief Accounting Officer     $70,232

Item 8.01. Other Events

In a press release issued on February 17, 2012, we announced that the FDA has approved Korlym™ (mifepristone) 300 mg Tablets as a once-daily oral medicine to control hyperglycemia secondary to hypercortisolism in adult patients with endogenous Cushing's syndrome who have diabetes mellitus type 2 or glucose intolerance and have failed surgery or are not candidates for surgery.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Corcept Therapeutics Incorporated dated February 17, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2012	CORCEPT THERAPEUTICS INCORPORATED By: /s/ G. Charles Robb G. Charles Robb Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Corcept Therapeutics Incorporated dated February 17, 2012